                                                                   EXHIBIT 10.95



                       SECURITY AGREEMENT AND ASSIGNMENT


     THIS SECURITY AGREEMENT AND ASSIGNMENT, dated as of February 25, 1998, is made by and between IXC Internet Services, Inc. a Delaware corporation (hereinafter, together with its successors and assigns, "IXC"), and PSINet Inc., a New York corporation (hereinafter, together with its successors and assigns, "PSINet" or the "Secured Party"). All capitalized terms used but not otherwise defined herein shall have the meanings set forth in that certain IRU and Stock Purchase Agreement entered into as of July 22, 1997 (as amended, supplemented or modified, the "Purchase Agreement").


                            PRELIMINARY STATEMENTS:


     A. IXC and PSINet are parties to the Purchase Agreement pursuant to which, among other things, PSINet has acquired the PSINet Fiber IRU and the IRU Capacity from IXC and IXC has acquired from PSINet 19.99999% of the total outstanding shares of Common Stock of PSINet.

     B. Pursuant to the Purchase Agreement, IXC has agreed to execute and deliver this Security Agreement and to grant to PSINet a security interest in the Collateral (as hereinafter defined) as security for IXC's obligation to provide the PSINet Fiber IRU and IRU in the IRU Capacity.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                               A G R E E M E N T


     1. DEFINED TERMS. As used in this Security Agreement the following terms have the following meanings, unless the context otherwise requires:


          "COLLATERAL" has the meaning assigned to it in Section 2 of this Security Agreement.


          "DEFAULT" means a default under the Purchase Agreement that remains uncured following the expiration of any applicable cure period and that materially and adversely affects the use and enjoyment of the PSINet Fiber IRU or the IRU in the IRU Capacity by PSINet.

                                       1

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          "GAAP" means generally accepted accounting principles in the United
     States of America from time to time in effect as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession that are applicable to the circumstances as of the date of determination.

          "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole and not merely to the specific section, paragraph or clause in which the respective word appears.

          "LIEN" means any mortgage, pledge, charge, security interest or other encumbrance.

          "PERMITTED LIENS" means (i) any Liens for taxes not yet delinquent or Liens for taxes being contested in good faith and by appropriate proceedings promptly instituted and diligently concluded, and (ii) materialmen's and mechanic's Liens and other similar Liens arising in the ordinary course of business, which are being contested in good faith by appropriate proceedings or are paid within 60 days from the creation thereof, and which do not impair the use and enjoyment by PSINet of the PSINet Fiber IRU and/or the IRU in the IRU Capacity.

          "PROCEEDS" MEANS "PROCEEDS," as such term is defined in section 9-306(1) of the UCC and, in any event, shall include, without limitation, (i) any and all payments (in any form whatsoever) made or due and payable to IXC from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (ii) any and all other amounts from time to time paid or payable to IXC under or in connection with any of the Collateral, excluding from such other amounts, amounts paid to IXC by PSINet.

          "SECURED OBLIGATIONS" means IXC's obligation to provide the PSINet Fiber IRU and the IRU in the IRU Capacity pursuant to the Purchase Agreement.

          "SECURITY AGREEMENT" means this Security Agreement and Assignment, as the same may from time to time be amended or supplemented.

          "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Delaware; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority or exercise of remedies of either Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Delaware, the term "UCC" means the Uniform Commercial Code, as in effect

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     in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection, priority or exercise of remedies and for purposes of definitions related to such provisions.

     2.   GRANT OF SECURITY INTEREST; COLLATERAL ASSIGNMENT.

     2.1 COLLATERAL. (a) As collateral security for the prompt and complete performance when due of the Secured Obligations, IXC hereby grants to the Secured Party a continuing security interest in, all IXC' right, title and interest in, to and under the following, whether now owned or hereafter acquired and wherever located (all of which, together with the Collateral as further defined in this Section 2.1(a) and in Section 2.1(b), being hereinafter collectively called the "Collateral"):

          (i)   the Long-Term Indivisible IRU;

          (ii)  the Short-Term Indivisible IRU;

          (iii) the Access Right; and

          (iv) to the extent not otherwise included, all Proceeds of the foregoing.

     As set forth in Section 1.4 of the Purchase Agreement, the PSINet Fiber IRU and the Base IRU in the IXC Fibers shall be extended to cover additional completed portions of the Available System effective immediately upon completion without any further action on the part of IXC and the Long-Term Indivisible IRU and the Short-Term Indivisible IRU shall include such completed portions of the Available System. IXC hereby grants, without further action on its part, and will execute the necessary documents to evidence such grant of a continuing security interest in (i) the Long-Term Indivisible IRU (with such defined phrase being extended to cover such completed portions of the Available System) and the products and proceeds thereof, (ii) the Short- Term Indivisible IRU, and (iii) the Access Right (with each such defined phrase being extended to cover such completed portion of the Available System) and the products and proceeds thereof, and the Long-Term Indivisible IRU, the Short-Term Indivisible IRU, and the Access Right, as so extended, will thereupon become part of the Collateral. Notwithstanding the foregoing, however, commencing in respect of any completed portion of the Available System, after the date on which such completed portion of the Available System shall have been completed, the length of the Short-Term Indivisible IRU shall not exceed the excess, if any, of 10,000 Route Miles over the number of completed Route Miles on the Available System Accepted by the Secured Party. To the extent completion of additional portions of the Available System requires shortening the length of the Short-Term Indivisible IRU (which is subject to the security interest pursuant to the preceding sentence) by a certain number of Route Miles (the "Reduction Miles"), the Short-Term Indivisible IRU shall be deemed to be shortened 30 days after the date on which such completed portion of the Available System shall have been completed by changing its definition to exclude a number of Route Miles equal to the number of Reduction Miles. The specific Route Miles excluded shall be determined by excluding that

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number of Route Miles of the Available System most recently completed beginning with the eastern most portion along the applicable route, all as set forth in a written notice from IXC to the Secured Party.

     (b) IXC does hereby assign, transfer and set over unto Secured Party, as collateral security for the prompt and complete performance of the Secured Obligations, all of IXC's rights and interests in and to the Contribution Agreement to the extent necessary to deliver and provide PSINet with the IRU in the IRU Capacity and the PSINet Fiber IRU (such necessary rights and interests in and to the Contribution Agreement being referred to as the "PSINet Rights"), including without limitation: (i) the right to receive, use and accept the PSINet Rights, (ii) all claims for damages in respect of the PSINet Rights arising as a result of any default under the Contribution Agreement, (iii) any and all rights of IXC to compel performance of the terms of the Contribution Agreement relating to the PSINet Rights, and (iv) all rights, benefits and claims under all warranty and indemnity provisions, if any, contained in the Contribution Agreement relating to the PSINet Rights. Notwithstanding the foregoing, so long as no Default shall have occurred and be continuing, Secured Party authorizes IXC, without affecting the terms of this Agreement, to exercise in its own name the PSINet Rights under the Contribution Agreement. The defined term "Collateral" under this Agreement shall include the PSINet Rights.

     2.2 NON-DISTURBANCE AND RESTRICTIONS. The Secured Party and each transferee of any Collateral pursuant to this Agreement shall not disturb the exercise of the rights of any third party or IXC to use fibers, appurtenances or equipment in the Available System so long as the exercise of such rights does not interfere with the exercise by PSINet of its rights to use the PSINet Fiber IRU, the IRU in the IRU Capacity or to enjoy the benefits thereof. The rights of PSINet and each such transferee hereunder are subject to the obligation to comply with Section 8, Section 15.5 and the other obligations of PSINet under the Purchase Agreement.

     3. REPRESENTATIONS AND WARRANTIES. IXC hereby represents and warrants that:

     3.1 OWNERSHIP, LIENS. Except for the security interest granted to the Secured Party pursuant to this Security Agreement, IXC is the owner of each item of the Collateral, having good title thereto, free and clear of any and all Liens other than Permitted Liens.

     3.2 BUSINESS LOCATIONS. IXC' principal place of business and the place where its records concerning the Collateral are kept are at the locations listed in Schedule I hereto, and IXC will not change such principal place of business or remove such records without at least thirty (30) days prior written notice to each Secured Party and providing to Secured Party such documents and taking such action as is necessary to ensure PSINet has a first priority perfected security interest in the Collateral.

     3.3 TRADE NAMES. Neither IXC nor any of its predecessors in interest has, at any time within the five-year period ending on the date hereof, conducted any business under any name other than "IXC Internet Services, Inc." except as set forth on Schedule IV hereto.

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     3.4  IDENTIFICATION NUMBER. The Federal Employer Identification Number of
IXC is 74-2865665.

     4. COVENANTS. IXC covenants and agrees with the Secured Party that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

     4.1 COMPLIANCE WITH LAWS. IXC will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof; provided, however, that IXC may contest any act, regulation, order, decree or direction in any reasonable manner which shall not in the sole opinion of the Secured Party adversely affect the Secured Party's right or the priority of its security interest in the Collateral; and provided further, that nothing contained herein shall be deemed to prohibit IXC from contesting any Lien arising by operation of law where IXC is contesting in good faith and by appropriate proceedings the obligations which gave rise to such Lien, provided that such contest does not involve the material danger of the sale, forfeiture or loss, or material restriction of, use or enjoyment of any of the Collateral.

     4.2 PAYMENT OF OBLIGATIONS. IXC will pay promptly when due, all taxes, assessments, franchises, fees and governmental charges or levies imposed upon or payable in respect of the Collateral or in respect of its income or profits therefrom, as well as all claims and demands of any kind (including claims for labor, materials and supplies), except that no such charge need be paid if (i) the validity thereof is being contested in good faith in an appropriate manner, and (ii) such contest does not involve any material danger of the sale, forfeiture or loss, or material restriction of, use or enjoyment of any of the Collateral or any interest therein.

     4.3 LIMITATIONS ON LIENS ON COLLATERAL; LIEN WAIVERS. IXC will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any Lien, claim or right, in or to the Collateral, other than Permitted Liens, and will defend the right, title and interest of the Secured Party in and to any of IXC's rights to the Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.

     4.4 CONTINUOUS PERFECTION. IXC will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of section 9-402(7) of the UCC (or any other then applicable provision of the UCC) unless IXC shall have given each Secured Party at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by each Secured Party to amend such financing statement or continuation statement so that it is not seriously misleading.

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

     4.5 FURTHER IDENTIFICATION OF COLLATERAL. IXC will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     4.6 NOTICES. IXC will advise each Secured Party promptly, in reasonable detail, (i) within 30 days of IXC gaining knowledge of any lien, security interest, encumbrance or claim, other than Permitted Liens for taxes not yet due and payable, made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material effect on the security interests created hereunder.

     4.7 CONTRIBUTION AGREEMENT. (a) IXC agrees that, so long as this Agreement is in effect, it will not, without the prior written consent of Secured Party, do any of the following if such act would have a material adverse effect on the Collateral; (i) amend, modify or permit to be amended or modified the Contribution Agreement, (ii) waive or permit to be waived any material provisions of the Contribution Agreement, or (iii) exercise any right to terminate or cancel any material provision of the Contribution Agreement or consent or agree to, or suffer or permit, the termination thereof whether or not on account of any default therein specified.

     (b) It is expressly agreed that anything herein to the contrary notwithstanding, IXC shall remain liable under the Contribution Agreement to perform all of its obligations thereunder and Secured Party shall have no obligation or liability under the Contribution Agreement by reason of, or arising out of, this Security Agreement nor shall the Secured Party be required or obligated in any manner to perform or fulfill any obligations of IXC under or pursuant to any of the Contribution Agreement, or to make any payment or to make any inquiry, as to the nature or sufficiency of any payment received by it, or to present or file any claim or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time or times.

     5. REMEDIES, RIGHTS UPON DEFAULT. If any Default shall occur and be continuing, the Secured Party may exercise (in addition to all other rights and remedies granted to it in this Security Agreement) after thirty (30) days notice to IXC (and the notice specified below of time and place of public or private sale), may forthwith collect, receive, appropriate and realize upon the Collateral or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or sell and deliver said Collateral (or contract to do so), as the case may be, or any part thereof, in one or more parcels at public sale or sales, at any exchange broker's board or at the Secured Party's offices or elsewhere at such prices as it may deem best (subject to Section 2.2 and the last sentence of this Section 5), for cash or on credit or for future delivery without assumption of any credit risk. The Secured Party shall have the right upon any such public sale or sales to purchase the whole or any part of said Collateral so sold. The Secured Party shall pay over the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care, safekeeping or otherwise of any or all of the Collateral or in any way

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relating to the rights of the Secured Party hereunder, for application on an equal basis to the payment in whole or in part of the Secured Obligations, and only after such net proceeds need the Secured Party account for the surplus, if any, to IXC. IXC agrees that neither Secured Party needs to give more than thirty (30) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to IXC at its address provided pursuant to this Security Agreement) of the time and place of any public sale may take place and that such notice is reasonable notification of such matters. The Secured Party's exercise of the foregoing rights and remedies is subject to the provisions of
Section 2.2 and any transferee (including the Secured Party) of any of the Collateral must agree to be bound by such provisions.

     6. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against IXC for liquidation or reorganization, should IXC become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of IXC's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     7. NOTICES. Unless otherwise provided herein, all notices and communications concerning this Security Agreement shall be addressed to the other party as follows:

         If to IXC:           IXC Internet Services, Inc.
                              Attn: Chief Financial Officer
                              1122 Capital of Texas Highway South
                              Austin, TX 78746
                              Facsimile No.: (512) 328-0239

         with copies to:      IXC Communications, Inc.
                              Attention: General Counsel
                              1122 Capital of Texas Highway South
                              Austin, TX 78746
                              Facsimile No.: (512) 328-7902

                              Michael P. Whalen, Esq.
                              Riordan & McKinzie
                              695 Town Center Drive
                              Suite 1500
                              Costa Mesa, CA 92626
                              Facsimile No.: (714) 549-3244

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          If to PSINet:       PSINet Inc.
                              510 Huntmar Park Drive
                              Herndon, Virginia 20170
                              Attention: Chairman
                              Facsimile: (703) 904-1608

          with a copy to:     PSINet Inc.
                              510 Huntmar Park Drive
                              Herndon, Virginia 20170
                              Attention: General Counsel
                              Facsimile: (703) 904-9527

          and to:             Nixon, Hargrave, Devans & Doyle  LLP
                              437 Madison Avenue
                              New York, New York 10022
                              Attention: Richard F. Langan, Jr.
                              Facsimile: (212) 940-3111


     Unless otherwise provided herein, notices shall be sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight deliver service, or by facsimile, and shall be deemed served or delivered to the address or its office on the date of receipt acknowledgement or, if postal claim notices are given, on the date of this return marked "unclaimed," provided, however, that upon receipt of a returned notice marked "unclaimed," the sending party shall make a reasonable effort to contact and notify the other party by facsimile.

     8. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render enforceable such provision in any other jurisdiction.

     9. NO WAIVER; CUMULATIVE REMEDIES. The Secured Party shall by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder and no waiver shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or

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amended except by an instrument in writing, duly executed by the party against which enforcement of such waiver, alteration, modification or amendment is sought.

     10. SUCCESSORS AND ASSIGNS; GOVERNING LAW. This Security Agreement and all obligations of IXC hereunder shall be binding upon the successors and assigns of IXC, and shall, together with the rights, obligations and remedies of the Secured Party hereunder inure to the benefit of and be binding upon the successors and assigns of the Secured Party. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Delaware.

     11.    TERMINATION.

     11.1 Short Term Indivisible IRU. Subject to Section 6 hereof, the Secured Party's security interest in the Short Term Indivisible IRU shall terminate upon the Secured Party's Acceptance of 10,000 Route Miles along the Available System.

     11.2 AGREEMENT. Subject to Section 6 hereof, upon expiration of the Purchase Agreement and the payment or performance of the Secured Obligations, this Security Agreement shall terminate and PSINet will, at the request and expense of IXC, execute and deliver to IXC a proper instrument or instruments evidencing such termination.

     12. DISPUTE RESOLUTION. Any controversy or claim between or among the Secured Party, IXC or IXC Carrier, Inc. arising out of or relating to this Agreement or with respect to an alleged breach of the terms hereof shall be resolved in accordance with the provisions of Section 19.14 of the Purchase Agreement; provided that the foregoing shall not be applicable with respect to any matters which arise in connection with any Bankruptcy Proceeding involving IXC or IXC Carrier, Inc., as debtor.

     13. COUNTERPARTS. This Security Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     14. NO CONFLICT. Nothing contained in this Security Agreement shall be deemed to alter, modify, affect or limit any of Secured Party's rights under the Purchase Agreement.

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

     IN WITNESS WHEREOF, IXC and PSINet have each caused this Security Agreement to be executed by a duly authorized officer as of the date first set forth above.

                                   IXC Internet Services, Inc.

                                   By:    /s/  Jeffrey C. Smith
                                       -------------------------------------
                                   Name:      Jeffrey C. Smith
                                   Title:     Senior Vice President


                                   PSINet Inc.

                                   By:      /s/ David N. Kunkel
                                       -------------------------------------
                                   Name:     David N. Kunkel
                                   Title:  Senior Vice President, General
                                             Counsel and Secretary

                          ACKNOWLEDGEMENT AND CONSENT


     The undersigned, IXC Carrier, Inc. ("Carrier"), hereby acknowledges and consents to the foregoing Security Agreement and Assignment and agrees not to interfere with the rights or quiet enjoyment of the Secured Party under the Purchase Agreement in accordance with its terms, except that IXC will have the rights under Section 7.4(a) of the Purchase Agreement with respect to a continuing breach (as determined by an arbitration) by Secured Party of a Material Provision and in such event Carrier shall not be obligated to perform any obligation which IXC is allowed pursuant to Section 7.4(a) to withhold or suspend. Carrier hereby consents to the collateral assignment by IXC to the Secured Party of the PSINet Rights under the Contribution Agreement as provided in the Security Agreement and Assignment and recognizes the Secured Party as the permitted assignee with respect to the PSINet Rights and agrees to allow the Secured Party to exercise and obtain the benefit of such PSINet Rights. Carrier hereby agrees to be bound by the provisions of Section 4.7 of the Security Agreement and Assignment to the same extent as IXC and as if Carrier were a party thereto. If Carrier gives any notices of the occurrence of a default or event of default under the Contribution Agreement to IXC, Carrier shall simultaneously give such notice to the Secured Party. Secured Party shall be entitled to exercise the rights granted to IXC with respect to the PSINet Rights and to obtain the benefits of the PSINet Rights under the Contribution Agreement without being required or obligated to cure any default or event of default on the part of IXC or to perform or fulfill any obligations of or make any payments which were required to be made by IXC. Notwithstanding the foregoing, upon and after the exercise by Secured Party of the PSINet Rights under the Contribution Agreement, the Secured Party will have the same rights and opportunity to cure the default or event of default as are given to IXC under the Contribution Agreement. In no event shall Secured Party's obligations with respect to the PSINet Rights under the Contribution Agreement exceed, duplicate or be in addition to any obligation of Secured Party under the Purchase Agreement. Carrier agrees that, with respect to the PSINet Rights, upon a default or event of default on the part of IXC under the Contribution Agreement, the Contribution Agreement will continue in full force and effect between Carrier and the Secured Party in respect of the PSINet Rights to the same extent as if Secured Party were a party thereto, subject to the fifth and seventh sentences of this paragraph.

     In the event of a Default under the foregoing Security Agreement and Assignment, notwithstanding Section 5 thereof, Secured Party shall not be entitled to foreclose, collect, receive, appropriate, sell, lease, assign, give option or options to purchase, or sell or deliver, or contract to do any of the foregoing or otherwise realize upon the PSINet Rights under the Contribution Agreement (except that Secured Party may deal with its IRU capacity and shall have the rights to the PSINet Rights and use thereof as provided and permitted under the Purchase Agreement with respect to the PSINet Fiber IRU and/or the IRU in the IRU Capacity, including without limitation Section 15.5 of the Purchase Agreement). Nothing contained herein shall (i) be deemed to modify, affect or limit any of Secured Party's rights under the Purchase Agreement or (ii) prevent Secured Party from taking any action necessary to preserve, protect, perfect or continue its security interest in the PSINet Rights or (iii) prevent Secured Party from using or obtaining the benefits of the PSINet Rights.

     Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed thereto in the foregoing Security Agreement and Assignment.

                                   IXC Carrier, Inc.



                                   By:    /s/  Jeffrey C. Smith
                                       ----------------------------------
                                   Name:      Jeffrey C. Smith
                                   Title:     Senior Vice President


     The foregoing Acknowledgment and Consent is acknowledged and agreed to by the undersigned.

                                   PSINet Inc.



                                   By:      /s/ David N. Kunkel
                                      ----------------------------------
                                   Name:        David N. Kunkel
                                   Title:    Senior Vice President, General
                                                Counsel and Secretary

     IXC Internet Services, Inc. hereby acknowledges receipt of notice of, consents to and agrees to be bound by the terms and provisions of the foregoing Acknowledgment and Consent as they relate to the relative rights of PSINet Inc. and IXC Carrier, Inc.

                                   IXC Internet Services, Inc.



                                   By:    /s/  Jeffrey C. Smith
                                       ---------------------------------------
                                   Name:      Jeffrey C. Smith
                                   Title:   Senior Vice President

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